EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2023 Financial Results and Declares Dividend

HONOLULU, Hawaii October 27, 2023--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2023.

“I’m pleased to report that we delivered strong results in the third quarter. Our loan balances were stable, we grew consumer and commercial deposits, and credit quality remained excellent,” said Bob Harrison, Chairman, President, and CEO. “It was during this time that the world saw the devastating impacts of the wildfires on Maui. Our priority during the quarter was to help our customers, colleagues and the community through this tragedy, and we are committed to helping Maui recover and rebuild stronger than ever.”

On October 18, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on December 1, 2023, to stockholders of record at the close of business on November 20, 2023.

Third Quarter 2023 Highlights:

●	Net income of $58.2 million, or $0.46 per diluted share
●	Total loans and leases decreased $30.5 million versus prior quarter
●	Total deposits increased $433.3 million versus prior quarter
●	Net interest margin decreased 5 basis points to 2.86%
●	Recorded a $7.5 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.9 billion as of September 30, 2023, compared to $24.5 billion as of June 30, 2023.

Gross loans and leases were $14.3 billion as of September 30, 2023, a slight decrease of $30.5 million, or 0.2%, from $14.4 billion as of June 30, 2023.

Total deposits were $21.5 billion as of September 30, 2023, an increase of $433.3 million, or 2.1%, from $21.1 billion as of June 30, 2023.

Net Interest Income

Net interest income for the third quarter of 2023 was $157.1 million, a decrease of $2.8 million, or 1.7%, compared to $159.9 million for the prior quarter.

The net interest margin was 2.86% in the third quarter of 2023, a decrease of 5 basis points compared to 2.91% in the prior quarter.

Provision Expense

During the quarter ended September 30, 2023, we recorded a $7.5 million provision for credit losses. In the quarter ended June 30, 2023, we recorded a $5.0 million provision for credit losses.

Noninterest Income

Noninterest income was $46.1 million in the third quarter of 2023, a decrease of $1.3 million compared to noninterest income of $47.3 million in the prior quarter.

Noninterest Expense

Noninterest expense was $119.4 million in the third quarter of 2023, a decrease of $1.5 million compared to noninterest expense of $120.9 million in the prior quarter.

The efficiency ratio was 58.3% and 58.0% for the quarters ended September 30, 2023 and June 30, 2023, respectively.

Taxes

The effective tax rate was 23.8% and 23.3% for the quarters ended September 30, 2023 and June 30, 2023, respectively.

Asset Quality

The allowance for credit losses was $154.8 million, or 1.08% of total loans and leases, as of September 30, 2023, compared to $148.6 million, or 1.03% of total loans and leases, as of June 30, 2023. The reserve for unfunded commitments was $37.8 million as of September 30, 2023 compared to $36.2 million as of June 30, 2023. Net recoveries were $0.3 million, or 0.01% of average loans and leases on an annualized basis, for the quarter ended September 30, 2023, compared to net charge-offs of $3.5 million, or 0.10% of average loans and leases on an annualized basis, for the quarter ended June 30, 2023. Total non-performing assets were $14.6 million, or 0.10% of total loans and leases and other real estate owned, on September 30, 2023, compared to total non-performing assets of $13.2 million, or 0.09% of total loans and leases and other real estate owned, on June 30, 2023.

Capital

Total stockholders’ equity was $2.4 billion on September 30, 2023 and June 30, 2023.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.45%, 12.21% and 13.38%, respectively, on September 30, 2023, compared with 8.30%, 12.05% and 13.17%, respectively, on June 30, 2023.

The Company did not repurchase any shares in the third quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BIb8dec5c067a34a9783388cdb9da26a39, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance.  These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.  Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements.  A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors.  For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2023	2023	2022	2023	2022
Operating Results:
Net interest income	$157,148	$159,939	$162,736	$484,334	$441,755
Provision for credit losses	7,500	5,000	3,183	21,300	(1,564)
Noninterest income	46,097	47,348	45,857	142,468	131,374
Noninterest expense	119,383	120,881	113,332	358,831	326,549
Net income	58,221	62,442	69,018	187,481	186,097
Basic earnings per share	0.46	0.49	0.54	1.47	1.46
Diluted earnings per share	0.46	0.49	0.54	1.47	1.45
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	56.52%	53.06%	48.15%	53.06%	53.79%
Performance Ratios(1):
Net interest margin	2.86%	2.91%	2.93%	2.96%	2.65%
Efficiency ratio	58.31%	57.96%	53.98%	56.86%	56.63%
Return on average total assets	0.93%	1.01%	1.10%	1.01%	0.99%
Return on average tangible assets (non-GAAP)(2)	0.97%	1.05%	1.14%	1.06%	1.03%
Return on average total stockholders' equity	9.76%	10.68%	12.08%	10.72%	10.55%
Return on average tangible stockholders' equity (non-GAAP)(2)	16.84%	18.57%	21.53%	18.68%	18.26%
Average Balances:
Average loans and leases	$14,349,402	$14,283,222	$13,491,428	$14,238,309	$13,125,660
Average earning assets	22,060,480	22,186,316	22,258,066	22,040,704	22,413,209
Average assets	24,727,893	24,821,486	24,957,042	24,699,826	25,095,438
Average deposits	21,212,102	21,057,259	22,148,039	21,245,055	22,170,824
Average stockholders' equity	2,367,422	2,344,285	2,267,152	2,337,292	2,358,195
Market Value Per Share:
Closing	18.05	18.01	24.63	18.05	24.63
High	22.59	21.00	28.14	28.28	31.16
Low	17.41	15.08	21.21	15.08	21.21

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share data)	2023	2023	2022	2022
Balance Sheet Data:
Loans and leases	$14,332,335	$14,362,832	$14,092,012	$13,700,374
Total assets	24,912,524	24,511,566	24,577,223	24,870,272
Total deposits	21,511,489	21,078,166	21,689,029	22,091,738
Short-term borrowings	500,000	—	75,000	—
Long-term borrowings	—	500,000	—	—
Total stockholders' equity	2,351,009	2,359,738	2,269,005	2,200,651

Per Share of Common Stock:
Book value	$18.42	$18.49	$17.82	$17.28
Tangible book value (non-GAAP)(2)	10.62	10.69	10.00	9.46

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.10%	0.09%	0.08%	0.06%
Allowance for credit losses for loans and leases / total loans and leases	1.08%	1.03%	1.02%	1.08%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.21%	12.05%	11.82%	11.79%
Tier 1 Capital Ratio	12.21%	12.05%	11.82%	11.79%
Total Capital Ratio	13.38%	13.17%	12.92%	12.92%
Tier 1 Leverage Ratio	8.45%	8.30%	8.11%	7.78%
Total stockholders' equity to total assets	9.44%	9.63%	9.23%	8.85%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	5.67%	5.80%	5.40%	5.05%

Non-Financial Data:
Number of branches	50	51	51	51
Number of ATMs	294	296	294	303
Number of Full-Time Equivalent Employees	2,087	2,126	2,063	2,042

(1)	Except for the efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2023 and 2022 and three months ended June 30, 2023.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
Interest income
Loans and lease financing	$194,098	$185,340	$134,646	$551,777	$350,294
Available-for-sale investment securities	18,426	18,094	19,644	55,208	68,394
Held-to-maturity investment securities	18,271	18,282	17,950	55,510	36,239
Other	9,004	7,489	4,150	20,054	7,828
Total interest income	239,799	229,205	176,390	682,549	462,755
Interest expense
Deposits	74,651	58,071	13,653	176,006	20,999
Short-term and long-term borrowings	6,838	10,656	1	20,057	1
Other	1,162	539	—	2,152	—
Total interest expense	82,651	69,266	13,654	198,215	21,000
Net interest income	157,148	159,939	162,736	484,334	441,755
Provision for credit losses	7,500	5,000	3,183	21,300	(1,564)
Net interest income after provision for credit losses	149,648	154,939	159,553	463,034	443,319
Noninterest income
Service charges on deposit accounts	7,524	7,246	7,089	22,001	21,433
Credit and debit card fees	15,748	15,461	17,746	47,507	49,652
Other service charges and fees	9,546	9,056	9,179	27,764	27,851
Trust and investment services income	9,742	9,448	9,800	28,804	27,442
Bank-owned life insurance	1,872	3,271	(341)	10,263	(1,617)
Other	1,665	2,866	2,384	6,129	6,613
Total noninterest income	46,097	47,348	45,857	142,468	131,374
Noninterest expense
Salaries and employee benefits	55,937	57,904	51,372	169,873	149,500
Contracted services and professional fees	16,393	17,498	16,625	50,204	52,389
Occupancy	6,711	7,554	8,115	22,047	22,859
Equipment	11,826	11,000	10,791	32,562	24,522
Regulatory assessment and fees	4,149	3,676	2,487	11,661	7,012
Advertising and marketing	2,289	1,891	1,902	6,174	5,924
Card rewards program	8,358	7,681	8,141	24,124	22,309
Other	13,720	13,677	13,899	42,186	42,034
Total noninterest expense	119,383	120,881	113,332	358,831	326,549
Income before provision for income taxes	76,362	81,406	92,078	246,671	248,144
Provision for income taxes	18,141	18,964	23,060	59,190	62,047
Net income	$58,221	$62,442	$69,018	$187,481	$186,097
Basic earnings per share	$0.46	$0.49	$0.54	$1.47	$1.46
Diluted earnings per share	$0.46	$0.49	$0.54	$1.47	$1.45
Basic weighted-average outstanding shares	127,609,860	127,591,371	127,377,713	127,552,255	127,534,746
Diluted weighted-average outstanding shares	127,936,440	127,832,351	127,796,617	127,897,829	127,996,672

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except share amount)	2023	2023	2022	2022
Assets
Cash and due from banks	$246,028	$318,333	$297,502	$291,360
Interest-bearing deposits in other banks	967,400	239,798	229,122	657,574
Investment securities:
Available-for-sale, at fair value (amortized cost: $3,172,031 as of September 30, 2023, $3,296,825 as of June 30, 2023, $3,549,599 as of December 31, 2022 and $3,673,396 as of September 30, 2022)	2,722,704	2,909,372	3,151,133	3,289,160
Held-to-maturity, at amortized cost (fair value: $3,433,029 as of September 30, 2023, $3,697,261 as of June 30, 2023, $3,814,822 as of December 31, 2022 and $3,960,713 as of September 30, 2022)	4,104,114	4,180,408	4,320,639	4,406,143
Loans held for sale	—	—	—	361
Loans and leases	14,332,335	14,362,832	14,092,012	13,700,374
Less: allowance for credit losses	154,795	148,581	143,900	148,163
Net loans and leases	14,177,540	14,214,251	13,948,112	13,552,211

Premises and equipment, net	277,805	277,817	280,355	299,179
Other real estate owned and repossessed personal property	—	—	91	139
Accrued interest receivable	84,327	80,710	78,194	68,545
Bank-owned life insurance	477,698	476,177	473,067	470,202
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	5,855	6,072	6,562	6,866
Other assets	853,561	813,136	796,954	833,040
Total assets	$24,912,524	$24,511,566	$24,577,223	$24,870,272
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,612,493	$12,911,539	$12,824,383	$12,774,645
Noninterest-bearing	7,898,996	8,166,627	8,864,646	9,317,093
Total deposits	21,511,489	21,078,166	21,689,029	22,091,738
Short-term borrowings	500,000	—	75,000	—
Long-term borrowings	—	500,000	—	—
Retirement benefits payable	99,685	100,671	102,577	133,981
Other liabilities	450,341	472,991	441,612	443,902
Total liabilities	22,561,515	22,151,828	22,308,218	22,669,621

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,330,663 / 127,609,934 shares as of September 30, 2023, issued/outstanding: 141,327,860 / 127,608,037 shares as of June 30, 2023, issued/outstanding: 140,963,918 / 127,363,327 shares as of December 31, 2022 and issued/outstanding: 140,958,520 / 127,357,680 shares as of September 30, 2022)	1,413	1,413	1,410	1,410
Additional paid-in capital	2,545,659	2,543,226	2,538,336	2,535,601
Retained earnings	823,895	799,045	736,544	690,433
Accumulated other comprehensive loss, net	(648,731)	(612,736)	(639,254)	(658,756)
Treasury stock (13,720,729 shares as of September 30, 2023, 13,719,823 shares as of June 30, 2023, 13,600,591 shares as of December 31, 2022 and 13,600,840 shares as of September 30, 2022)	(371,227)	(371,210)	(368,031)	(368,037)
Total stockholders' equity	2,351,009	2,359,738	2,269,005	2,200,651
Total liabilities and stockholders' equity	$24,912,524	$24,511,566	$24,577,223	$24,870,272

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$608.6	$8.2	5.36%	$569.3	$7.2	5.07%	$724.0	$4.0	2.20%
Available-for-Sale Investment Securities
Taxable	2,834.6	18.4	2.59	2,978.6	18.0	2.42	3,733.8	19.2	2.05
Non-Taxable	2.3	—	5.48	5.8	0.1	5.74	45.1	0.6	5.16
Held-to-Maturity Investment Securities
Taxable	3,544.1	15.0	1.70	3,618.7	15.3	1.69	3,573.6	14.6	1.64
Non-Taxable	604.3	4.1	2.66	610.4	3.7	2.46	613.6	4.2	2.72
Total Investment Securities	6,985.3	37.5	2.14	7,213.5	37.1	2.06	7,966.1	38.6	1.93
Loans Held for Sale	0.4	—	6.63	0.5	—	5.87	0.7	—	3.62
Loans and Leases(1)
Commercial and industrial	2,123.5	35.7	6.66	2,265.7	36.2	6.41	2,025.5	20.7	4.05
Commercial real estate	4,381.8	71.4	6.47	4,183.6	64.9	6.22	4,016.7	42.3	4.18
Construction	873.7	15.5	7.05	874.3	15.2	6.96	737.4	8.6	4.63
Residential:
Residential mortgage	4,316.3	40.1	3.72	4,314.0	39.1	3.62	4,224.0	36.4	3.45
Home equity line	1,154.0	10.1	3.45	1,119.3	9.2	3.31	991.1	7.2	2.87
Consumer	1,172.8	18.3	6.19	1,196.6	17.7	5.92	1,218.0	17.1	5.57
Lease financing	327.3	3.7	4.48	329.7	3.6	4.43	278.7	2.7	3.81
Total Loans and Leases	14,349.4	194.8	5.39	14,283.2	185.9	5.22	13,491.4	135.0	3.98
Other Earning Assets	116.8	0.8	2.64	119.8	0.3	0.99	75.9	0.1	0.69
Total Earning Assets(2)	22,060.5	241.3	4.35	22,186.3	230.5	4.16	22,258.1	177.7	3.18
Cash and Due from Banks	276.0			257.9			277.0
Other Assets	2,391.4			2,377.3			2,421.9
Total Assets	$24,727.9			$24,821.5			$24,957.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,982.5	$19.2	1.27%	$6,099.4	$16.1	1.05%	6,871.5	$6.7	0.39%
Money Market	3,907.2	24.7	2.51	3,809.8	19.6	2.07	4,086.1	4.8	0.47
Time	3,362.7	30.8	3.63	2,877.8	22.4	3.12	1,720.5	2.1	0.48
Total Interest-Bearing Deposits	13,252.4	74.7	2.23	12,787.0	58.1	1.82	12,678.1	13.6	0.43
Federal Funds Purchased	—	—	—	2.9	—	5.00	0.2	—	1.67
Other Short-Term Borrowings	113.1	1.5	5.17	362.9	4.7	5.16	—	—	—
Long-Term Borrowings	440.2	5.3	4.83	500.0	6.0	4.78	—	—	—
Other Interest-Bearing Liabilities	89.1	1.2	5.17	54.0	0.5	4.00	—	—	—
Total Interest-Bearing Liabilities	13,894.8	82.7	2.36	13,706.8	69.3	2.03	12,678.3	13.6	0.43
Net Interest Income		$158.6			$161.2			$164.1
Interest Rate Spread			1.99%			2.13%			2.75%
Net Interest Margin			2.86%			2.91%			2.93%
Noninterest-Bearing Demand Deposits	7,959.7			8,270.3			9,469.9
Other Liabilities	506.0			500.1			541.6
Stockholders' Equity	2,367.4			2,344.3			2,267.2
Total Liabilities and Stockholders' Equity	$24,727.9			$24,821.5			$24,957.0

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.5 million, $1.3 million and $1.3 million for the three months ended September 30, 2023, June 30, 2023 and September 30, 2022, respectively.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2023			September 30, 2022
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$493.6	$18.8	5.10%	$1,051.7	$7.3	0.93%
Available-for-Sale Investment Securities
Taxable	2,964.0	54.8	2.47	5,145.3	64.9	1.68
Non-Taxable	13.0	0.5	5.57	227.9	4.4	2.59
Held-to-Maturity Investment Securities
Taxable	3,615.0	46.0	1.70	2,382.2	29.7	1.66
Non-Taxable	608.9	11.9	2.62	409.1	8.3	2.71
Total Investment Securities	7,200.9	113.2	2.10	8,164.5	107.3	1.75
Loans Held for Sale	0.3	—	6.11	0.7	—	2.92
Loans and Leases(1)
Commercial and industrial	2,193.8	104.3	6.35	1,983.5	50.3	3.39
Commercial real estate	4,224.7	194.6	6.16	3,820.6	98.8	3.46
Construction	874.0	45.4	6.95	738.4	20.7	3.74
Residential:
Residential mortgage	4,312.4	117.6	3.64	4,173.1	108.0	3.45
Home equity line	1,116.4	27.9	3.35	943.2	18.5	2.62
Consumer	1,194.1	53.2	5.95	1,218.2	48.1	5.29
Lease financing	322.9	10.5	4.34	248.7	6.7	3.60
Total Loans and Leases	14,238.3	553.5	5.19	13,125.7	351.1	3.57
Other Earning Assets	107.6	1.3	1.53	70.6	0.5	0.92
Total Earning Assets(2)	22,040.7	686.8	4.16	22,413.2	466.2	2.78
Cash and Due from Banks	273.3			289.9
Other Assets	2,385.8			2,392.3
Total Assets	$24,699.8			$25,095.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,144.1	$49.1	1.07%	$6,837.8	$8.9	0.17%
Money Market	3,857.0	58.6	2.03	4,087.6	6.8	0.22
Time	2,921.8	68.3	3.12	1,713.4	5.3	0.41
Total Interest-Bearing Deposits	12,922.9	176.0	1.82	12,638.8	21.0	0.22
Federal Funds Purchased	23.0	0.8	4.45	0.1	—	1.67
Other Short-Term Borrowings	176.5	6.8	5.15	—	—	—
Long-Term Borrowings	349.8	12.5	4.78	—	—	—
Other Interest-Bearing Liabilities	62.1	2.1	4.63	—	—	—
Total Interest-Bearing Liabilities	13,534.3	198.2	1.96	12,638.9	21.0	0.22
Net Interest Income		$488.6			$445.2
Interest Rate Spread			2.20%			2.56%
Net Interest Margin			2.96%			2.65%
Noninterest-Bearing Demand Deposits	8,322.2			9,532.0
Other Liabilities	506.0			566.3
Stockholders' Equity	2,337.3			2,358.2
Total Liabilities and Stockholders' Equity	$24,699.8			$25,095.4

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $4.2 million and $3.5 million for the nine months ended September 30, 2023 and 2022, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2023
	Compared to June 30, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.6	$0.4	$1.0
Available-for-Sale Investment Securities
Taxable	(0.9)	1.3	0.4
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity Investment Securities
Taxable	(0.3)	—	(0.3)
Non-Taxable	—	0.4	0.4
Total Investment Securities	(1.3)	1.7	0.4
Loans and Leases
Commercial and industrial	(2.1)	1.6	(0.5)
Commercial real estate	3.5	3.0	6.5
Construction	—	0.3	0.3
Residential:
Residential mortgage	—	1.0	1.0
Home equity line	0.4	0.5	0.9
Consumer	(0.3)	0.9	0.6
Lease financing	—	0.1	0.1
Total Loans and Leases	1.5	7.4	8.9
Other Earning Assets	—	0.5	0.5
Total Change in Interest Income	0.8	10.0	10.8

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.3)	3.4	3.1
Money Market	0.5	4.6	5.1
Time	4.3	4.1	8.4
Total Interest-Bearing Deposits	4.5	12.1	16.6
Other Short-Term Borrowings	(3.2)	—	(3.2)
Long-Term Borrowings	(0.7)	—	(0.7)
Other Interest-Bearing Liabilities	0.5	0.2	0.7
Total Change in Interest Expense	1.1	12.3	13.4
Change in Net Interest Income	$(0.3)	$(2.3)	$(2.6)

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2023
	Compared to September 30, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.7)	$4.9	$4.2
Available-for-Sale Investment Securities
Taxable	(5.2)	4.4	(0.8)
Non-Taxable	(0.6)	—	(0.6)
Held-to-Maturity Investment Securities
Taxable	(0.1)	0.5	0.4
Non-Taxable	—	(0.1)	(0.1)
Total Investment Securities	(5.9)	4.8	(1.1)
Loans and Leases
Commercial and industrial	1.0	14.0	15.0
Commercial real estate	4.1	25.0	29.1
Construction	1.8	5.1	6.9
Residential:
Residential mortgage	0.8	2.9	3.7
Home equity line	1.3	1.6	2.9
Consumer	(0.6)	1.8	1.2
Lease financing	0.5	0.5	1.0
Total Loans and Leases	8.9	50.9	59.8
Other Earning Assets	0.1	0.6	0.7
Total Change in Interest Income	2.4	61.2	63.6

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(1.0)	13.5	12.5
Money Market	(0.2)	20.1	19.9
Time	3.7	25.0	28.7
Total Interest-Bearing Deposits	2.5	58.6	61.1
Other Short-Term Borrowings	1.5	—	1.5
Long-Term Borrowings	5.3	—	5.3
Other Interest-Bearing Liabilities	1.2	—	1.2
Total Change in Interest Expense	10.5	58.6	69.1
Change in Net Interest Income	$(8.1)	$2.6	$(5.5)

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2023
	Compared to September 30, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(5.7)	$17.2	$11.5
Available-for-Sale Investment Securities
Taxable	(33.6)	23.5	(10.1)
Non-Taxable	(6.3)	2.4	(3.9)
Held-to-Maturity Investment Securities
Taxable	15.6	0.7	16.3
Non-Taxable	3.9	(0.3)	3.6
Total Investment Securities	(20.4)	26.3	5.9
Loans and Leases
Commercial and industrial	5.9	48.1	54.0
Commercial real estate	11.4	84.4	95.8
Construction	4.3	20.4	24.7
Residential:
Residential mortgage	3.6	6.0	9.6
Home equity line	3.7	5.7	9.4
Consumer	(0.9)	6.0	5.1
Lease financing	2.3	1.5	3.8
Total Loans and Leases	30.3	172.1	202.4
Other Earning Assets	0.3	0.5	0.8
Total Change in Interest Income	4.5	216.1	220.6

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(1.0)	41.2	40.2
Money Market	(0.4)	52.2	51.8
Time	6.1	56.9	63.0
Total Interest-Bearing Deposits	4.7	150.3	155.0
Federal Funds Purchased	0.8	—	0.8
Other Short-Term Borrowings	6.8	—	6.8
Long-Term Borrowings	12.5	—	12.5
Other Interest-Bearing Liabilities	2.1	—	2.1
Total Change in Interest Expense	26.9	150.3	177.2
Change in Net Interest Income	$(22.4)	$65.8	$43.4

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2023	2023	2022	2022
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$2,091,379	$2,175,841	$2,217,604	$2,017,095
Paycheck Protection Program loans	10,063	11,990	18,293	26,712
Total commercial and industrial	2,101,442	2,187,831	2,235,897	2,043,807
Commercial real estate	4,387,751	4,290,948	4,132,309	4,103,310
Construction	885,112	913,837	844,643	765,862
Residential:
Residential mortgage	4,303,924	4,317,537	4,302,788	4,252,041
Home equity line	1,167,388	1,138,163	1,055,351	1,010,631
Total residential	5,471,312	5,455,700	5,358,139	5,262,672
Consumer	1,154,203	1,182,116	1,222,934	1,218,885
Lease financing	332,515	332,400	298,090	305,838
Total loans and leases	$14,332,335	$14,362,832	$14,092,012	$13,700,374

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2023	2023	2022	2022
Demand	$7,898,996	$8,166,627	$8,864,646	$9,317,093
Savings	6,028,308	5,835,975	6,382,910	6,724,783
Money Market	3,923,054	3,767,792	3,965,423	4,150,940
Time	3,661,131	3,307,772	2,476,050	1,898,922
Total Deposits	$21,511,489	$21,078,166	$21,689,029	$22,091,738

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2023	2023	2022	2022
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$988	$1,024	$1,215	$1,528
Commercial real estate	—	—	727	727
Total Commercial Loans	988	1,024	1,942	2,255
Residential Loans:
Residential mortgage	7,435	6,097	6,166	6,028
Home equity line	6,200	6,107	3,797	—
Total Residential Loans	13,635	12,204	9,963	6,028
Total Non-Accrual Loans and Leases	14,623	13,228	11,905	8,283
Other Real Estate Owned	—	—	91	139
Total Non-Performing Assets	$14,623	$13,228	$11,996	$8,422

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$289	$599	$291	$1,445
Commercial real estate	170	619	—	—
Construction	—	—	—	390
Total Commercial Loans	459	1,218	291	1,835
Residential Loans:
Residential mortgage	1,430	58	58	—
Home equity line	—	—	—	1,832
Total Residential Loans	1,430	58	58	1,832
Consumer	1,681	1,975	2,885	1,976
Total Accruing Loans and Leases Past Due 90 Days or More	$3,570	$3,251	$3,234	$5,643

Total Loans and Leases	$14,332,335	$14,362,832	$14,092,012	$13,700,374

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Balance at Beginning of Period	$184,780	$183,321	$177,900	177,735	187,584
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(784)	(997)	(328)	(2,572)	(1,277)
Commercial real estate	—	—	(750)	—	(750)
Total Commercial Loans	(784)	(997)	(1,078)	(2,572)	(2,027)
Residential Loans:
Residential mortgage	—	—	(1)	(122)	(1)
Home equity line	—	(137)	—	(272)	(1,163)
Total Residential Loans	—	(137)	(1)	(394)	(1,164)
Consumer	(3,665)	(4,516)	(3,986)	(12,963)	(11,754)
Total Loans and Leases Charged-Off	(4,449)	(5,650)	(5,065)	(15,929)	(14,945)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	2,637	292	240	3,175	594
Commercial real estate	—	—	—	—	14
Lease financing	—	—	—	—	60
Total Commercial Loans	2,637	292	240	3,175	668
Residential Loans:
Residential mortgage	53	30	37	110	245
Home equity line	303	59	356	539	575
Total Residential Loans	356	89	393	649	820
Consumer	1,746	1,728	1,653	5,640	5,741
Total Recoveries on Loans and Leases Previously Charged-Off	4,739	2,109	2,286	9,464	7,229
Net Loans and Leases Recovered (Charged-Off)	290	(3,541)	(2,779)	(6,465)	(7,716)
Provision for Credit Losses	7,500	5,000	3,183	21,300	(1,564)
Balance at End of Period	$192,570	$184,780	$178,304	$192,570	$178,304
Components:
Allowance for Credit Losses	$154,795	$148,581	$148,163	$154,795	$148,163
Reserve for Unfunded Commitments	37,775	36,199	30,141	37,775	30,141
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$192,570	$184,780	$178,304	$192,570	$178,304
Average Loans and Leases Outstanding	$14,349,402	$14,283,222	$13,491,428	$14,238,309	$13,125,660
Ratio of Net Loans and Leases (Recovered) Charged-Off to Average Loans and Leases Outstanding(1)	(0.01)%	0.10%	0.08%	0.06%	0.08%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.08%	1.03%	1.08%	1.08%	1.08%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	10.59x	11.23x	17.89x	10.59x	17.89x

(1)	Annualized for the three and nine months ended September 30, 2023 and 2022 and three months ended June 30, 2023.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$55,062	$294,558	$368,460	$35,603	$150,195	$147,197	$906,094	$3,427	$1,960,596
Special Mention	1	31,427	95	730	1,125	1,569	2,677	87	37,711
Substandard	217	532	245	847	1,839	1,034	13,947	—	18,661
Other (1)	13,438	12,424	5,575	2,856	2,226	1,513	46,442	—	84,474
Total Commercial and Industrial	68,718	338,941	374,375	40,036	155,385	151,313	969,160	3,514	2,101,442
Current period gross charge-offs	130	69	74	28	108	2,163	—	—	2,572

Commercial Real Estate
Risk rating:
Pass	288,996	881,117	665,048	329,663	559,287	1,508,430	60,613	—	4,293,154
Special Mention	2,322	7,643	41,304	543	6,935	13,039	12,483	—	84,269
Substandard	—	5,110	2,004	170	—	2,599	300	—	10,183
Other (1)	—	—	—	—	—	145	—	—	145
Total Commercial Real Estate	291,318	893,870	708,356	330,376	566,222	1,524,213	73,396	—	4,387,751
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	129,160	209,227	335,433	59,164	64,168	28,916	3,826	—	829,894
Special Mention	—	—	—	—	197	669	—	—	866
Other (1)	10,194	24,825	10,313	2,260	2,115	3,932	713	—	54,352
Total Construction	139,354	234,052	345,746	61,424	66,480	33,517	4,539	—	885,112
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	83,255	88,367	19,869	35,583	34,828	69,043	—	—	330,945
Special Mention	—	—	341	38	—	—	—	—	379
Substandard	747	440	—	—	4	—	—	—	1,191
Total Lease Financing	84,002	88,807	20,210	35,621	34,832	69,043	—	—	332,515
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$583,392	$1,555,670	$1,448,687	$467,457	$822,919	$1,778,086	$1,047,095	$3,514	$7,706,820
Current period gross charge-offs	$130	$69	$74	$28	$108	$2,163	$—	$—	$2,572

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$195,053	$527,072	$1,018,441	$536,878	$231,038	$1,012,924	$—	$—	$3,521,406
680 - 739	29,006	78,642	116,247	73,209	32,906	131,547	—	—	461,557
620 - 679	2,847	11,153	15,830	10,678	5,705	36,289	—	—	82,502
550 - 619	269	3,343	4,037	2,458	249	11,724	—	—	22,080
Less than 550	—	196	2,362	1,573	50	5,373	—	—	9,554
No Score (3)	5,589	19,402	11,729	6,343	9,757	53,515	—	—	106,335
Other (2)	10,518	17,079	17,682	12,840	8,733	26,171	7,467	—	100,490
Total Residential Mortgage	243,282	656,887	1,186,328	643,979	288,438	1,277,543	7,467	—	4,303,924
Current period gross charge-offs	—	—	—	—	—	122	—	—	122

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	961,974	1,503	963,477
680 - 739	—	—	—	—	—	—	148,629	2,382	151,011
620 - 679	—	—	—	—	—	—	34,333	1,326	35,659
550 - 619	—	—	—	—	—	—	9,099	948	10,047
Less than 550	—	—	—	—	—	—	5,257	264	5,521
No Score (3)	—	—	—	—	—	—	1,673	—	1,673
Total Home Equity Line	—	—	—	—	—	—	1,160,965	6,423	1,167,388
Current period gross charge-offs	—	—	—	—	—	—	254	18	272

Total Residential Lending	$243,282	$656,887	$1,186,328	$643,979	$288,438	$1,277,543	$1,168,432	$6,423	$5,471,312
Current period gross charge-offs	$—	$—	$—	$—	$—	$122	$254	$18	$394

Consumer Lending
FICO:
740 and greater	85,839	139,753	84,741	39,390	27,790	13,589	116,342	153	507,597
680 - 739	60,184	79,628	43,948	20,531	16,192	8,577	74,428	416	303,904
620 - 679	21,797	32,632	18,094	8,650	9,214	6,191	33,543	892	131,013
550 - 619	3,745	10,422	7,898	4,953	5,597	4,069	12,456	684	49,824
Less than 550	774	5,629	4,519	3,175	3,048	2,459	4,567	560	24,731
No Score (3)	1,455	297	—	—	5	13	41,852	150	43,772
Other (2)	—	1,188	1,007	340	1,086	1	89,740	—	93,362
Total Consumer Lending	$173,794	$269,549	$160,207	$77,039	$62,932	$34,899	$372,928	$2,855	$1,154,203
Current period gross charge-offs	$152	$1,710	$1,723	$880	$1,500	$1,995	$4,541	$462	$12,963

Total Loans and Leases	$1,000,468	$2,482,106	$2,795,222	$1,188,475	$1,174,289	$3,090,528	$2,588,455	$12,792	$14,332,335
Current period gross charge-offs	$282	$1,779	$1,797	$908	$1,608	$4,280	$4,795	$480	$15,929

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Income Statement Data:
Net income	$58,221	$62,442	$69,018	$187,481	$186,097

Average total stockholders' equity	$2,367,422	$2,344,285	$2,267,152	$2,337,292	$2,358,195
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,371,930	$1,348,793	$1,271,660	$1,341,800	$1,362,703

Average total assets	$24,727,893	$24,821,486	$24,957,042	$24,699,826	$25,095,438
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,732,401	$23,825,994	$23,961,550	$23,704,334	$24,099,946

Return on average total stockholders' equity(1)	9.76%	10.68%	12.08%	10.72%	10.55%
Return on average tangible stockholders' equity (non-GAAP)(1)	16.84%	18.57%	21.53%	18.68%	18.26%

Return on average total assets(1)	0.93%	1.01%	1.10%	1.01%	0.99%
Return on average tangible assets (non-GAAP)(1)	0.97%	1.05%	1.14%	1.06%	1.03%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2022
Balance Sheet Data:
Total stockholders' equity	$2,351,009	$2,359,738	$2,269,005	$2,200,651
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,355,517	$1,364,246	$1,273,513	$1,205,159

Total assets	$24,912,524	$24,511,566	$24,577,223	$24,870,272
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$23,917,032	$23,516,074	$23,581,731	$23,874,780

Shares outstanding	127,609,934	127,608,037	127,363,327	127,357,680

Total stockholders' equity to total assets	9.44%	9.63%	9.23%	8.85%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.67%	5.80%	5.40%	5.05%

Book value per share	$18.42	$18.49	$17.82	$17.28
Tangible book value per share (non-GAAP)	$10.62	$10.69	$10.00	$9.46

(1)	Annualized for the three and nine months ended September 30, 2023 and 2022 and three months ended June 30, 2023.